UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2023

NEW ASIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-55410	45-0460095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Tras Street #01-03, Singapore 189675 Tel: 65 6820 8885 65-3157-9161
(Address of Principal Executive Offices)

                           +6567023808

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant

(a)    Resignation of Independent Registered Accounting Firm

As previously reported by New Asia Holdings, Inc. (the “Company”) in a Current Report on Form 8-K filed on July 27, 2023 with the Securities and Exchange Commission (the “SEC”), on July 3, 2023, Malone Bailey LLP, the Company’s independent registered public accounting firm, notified the Company that it would not stand for re-appointment as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2023.

(b)     Engagement of New Independent Registered Accounting Firm

On November 5, 2023, the Company’s Board of Directors appointed TAAD LLP (“TAAD”) as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years and through November 5, 2023, neither the Company nor anyone acting on the Company’s behalf consulted TAAD with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ASIA HOLDINGS, INC.
Date: November 13, 2023	By: /s/ Lin Kok Peng
Name: Lin Kok Peng
Title: Chief Executive Officer